UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 13, 2014

SALON MEDIA GROUP, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26395	94-3228750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 Market Street, Room 528 San Francisco, CA 94102 (Address of principal executive offices)

Registrant’s telephone number, including area code: (415) 645-9200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 13, 2014, Salon Media Group, Inc. (the “Company”) held its 2014 Annual Meeting of Stockholders (the “2014 Annual Meeting”) at which the Company’s stockholders approved the 2014 Stock Incentive Plan, which had been previously recommended for approval by the Company’s Board of Directors. The 2014 Stock Incentive Plan became effective as of the date of such stockholder approval.

The material features of the 2014 Stock Incentive Plan are described in our definitive Proxy Statement filed on February 14, 2014 in connection with the 2014 Annual Meeting (the “2014 Proxy Statement”), which description is incorporated herein by reference, and the 2014 Stock Incentive Plan is filed herewith as Exhibit 99.3.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the 2014 Annual Meeting, the Company’s stockholders approved the form of Restated Certificate of Incorporation (the “Restated Certificate of Incorporation”), which had been previously recommended for approval by the Company’s Board of Directors. The purpose of restating the Company’s existing Restated Certificate of Incorporation (the “Existing Charter”) was primarily to declassify the Board of Directors and to provide for the annual election of directors. The Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on March 14, 2014. The other changes to the Existing Charter are described in the 2014 Proxy Statement, which description is incorporated herein by reference, and the Restated Certificate of Incorporation is filed herewith as Exhibit 99.1.

The Company’s stockholders also approved a related amendment to the Company’s Bylaws, which provides for a declassified board. The text of the amendment is included in the 2014 Proxy Statement, and the full text of the Company’s Bylaws, as amended, are filed herewith as Exhibit 99.2

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2014 Annual Meeting, the stockholders:

●	Approved the Amended and Restated Certificate of Incorporation and a corresponding amendment to the Bylaws;

●	Elected the six directors nominated by the Board of Directors;

●	Approved the 2014 Stock Incentive Plan;

●	Approved the Reverse Stock Split;

●	Approved, on an advisory basis, the Company’s executive compensation;

●	Voted, on an advisory basis, to hold an advisory vote on the Company’s executive compensation each year; and

●	Ratified the appointment of Burr, Pilger & Mayer LLP as the Company’s independent registered public accounting firm.

The final votes on the matters submitted to the stockholders were as follows:

Proposal No. 1 – Amended and Restated Certificate of Incorporation

For	Against	Abstain	Non-Votes
61,972,161	1,849	43,891	671,807

Proposal No. 2 – Nomination and Election of Directors

Nominee	For	Withheld	Non-Votes
Cynthia Jeffers	62,015,808	2,903	671,807
John Warnock	62,008,621	9,280	671,807
Deepak Desai	61,646,196	371,705	671,807
William Hambrecht	61,638,978	378,923	671,807
George Hirsch	61,642,696	375,205	671,807
James Rosenfield	62,012,339	5,562	671,807

Proposal No. 3 – Approval of 2014 Stock Incentive Plan

For	Against	Abstain	Non-Votes
61,597,806	376,351	43,744	671,807

Proposal No. 4 – Approval of Reverse Stock Split

For	Against	Abstain	Non-Votes
62,232,823	397,157	59,728	0

Proposal No. 5 – Advisory Vote on Executive Compensation

For	Against	Abstain	Non-Votes
61,970,871	3,276	43,754	671,807

Proposal No. 6 – Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation

1 Year	2 Years	3 Years	Abstain	Non-Votes
16,764,458	1,003	861	45,251,579	671,807

Proposal No. 7 – Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Non-Votes
62,269,471	376,799	43,438	0

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Restated Certificate of Incorporation
99.2	Bylaws as amended through March 13, 2014
99.3	2014 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALON MEDIA GROUP, INC.

By:      /s/ Elizabeth Hambrecht

Name:      Elizabeth Hambrecht

Title:      Interim Chief Financial Officer

Dated: March 19, 2014